                                                                    EXHIBIT 10.5

                                 AMENDMENT NO. 4

          Amendment No. 4, dated as of June 29, 2001 (the "Amendment"), to the Senior Subordinated Credit Agreement, dated as of December 7, 1999, as amended, among Vertis, Inc. (f/k/a Big Flower Press Holdings, Inc.), a Delaware corporation (the "Company"), Vertis Holdings, Inc. (f/k/a Big Flower Holdings, Inc.), a Delaware corporation ("Holdings"), the Subsidiary Guarantors named on the signature pages hereto, the Lenders named on the signature pages hereto (the "Lenders") and Bankers Trust Company, The Chase Manhattan Bank and Banc of America Bridge LLC (f/k/a NationsBridge, L.L.C.) as Agents for the Lenders (in such capacity, the "Agents") (the "Credit Agreement"). Except as otherwise indicated herein, capitalized terms used herein have the same meanings as set forth in the Credit Agreement.

                              W I T N E S S E T H :

          WHEREAS, pursuant to Section 12.6 of the Credit Agreement, the Company and the Required Lenders desire to amend certain provisions of the Credit Agreement;

          NOW THEREFORE, in consideration of the premises and covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. AMENDMENT. Section 5.13 of the Credit Agreement is hereby amended by deleting the first reference to June 30, 2001 in such section and replacing it with August 15, 2001.

          2. ADDITIONAL FEES. The Company agrees to pay on demand all costs and expenses of the Agents and Lenders in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of Cahill Gordon & Reindel, counsel for the Agents and Lenders, with respect thereto.

          3. SCOPE OF AMENDMENT. Except as specifically amended hereby, the Credit Agreement shall remain unchanged. It is declared and agreed by each of the parties hereto that the Credit Agreement, subject to this Amendment, shall continue, in full force and effect, and that the Amendment and the Credit Agreement shall be read as and shall constitute one document.

          4. COUNTERPARTS. This Amendment may be executed in multiple counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

          6. ACKNOWLEDGMENT AND CONSENT BY THE SUBSIDIARY GUARANTORS. Each Subsidiary Guarantor hereby acknowledges that it has read this Amendment and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Amendment, its obligations under its Guarantee shall not be impaired or affected and its Guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

          WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                      VERTIS, INC.


                                      By:  /s/ John V. Howard, Jr.
                                           -------------------------------------
                                           Name: John V. Howard, Jr.
                                           Title: Senior Vice President


                                      VERTIS HOLDINGS, INC.


                                      By:  /s/ John V. Howard, Jr.
                                           -------------------------------------
                                           Name: John V. Howard, Jr.
                                           Title: Senior Vice President


                                      SUBSIDIARY GUARANTORS:


                                      PRINTCO., INC.


                                      By:  /s/ John V. Howard, Jr.
                                           -------------------------------------
                                           Name: John V. Howard, Jr.
                                           Title: Senior Vice President


                                      WEBCRAFT LLC


                                      By:  /s/ John V. Howard, Jr.
                                           -------------------------------------
                                           Name: John V. Howard, Jr.
                                           Title: Senior Vice President

                                      WEBCRAFT CHEMICALS LLC


                                      By:  /s/  John V. Howard, Jr.
                                           -------------------------------------
                                           Name: John V. Howard, Jr.
                                           Title: Senior Vice President


                                      ENTERON GROUP, INC.


                                      By:  /s/ John V. Howard, Jr.
                                           -------------------------------------
                                           Name: John V. Howard, Jr.
                                           Title: Senior Vice President


                                      MASTER EAGLE GRAPHICS SERVICES, INC.


                                      By:  /s/ John V. Howard, Jr.
                                           -------------------------------------
                                           Name: John V. Howard, Jr.
                                           Title: Senior Vice President


                                      REVERE PHOTO PLATEMAKERS COMPANY


                                      By:  /s/ John V. Howard, Jr.
                                           -------------------------------------
                                           Name: John V. Howard, Jr.
                                           Title: Senior Vice President


                                      COMPUTER COLOR GRAPHICS, INC.


                                      By:  /s/ John V. Howard, Jr.
                                           -------------------------------------
                                           Name: John V. Howard, Jr.
                                           Title: Senior Vice President

                                      BIG FLOWER DIGITAL SERVICES (DELAWARE),
                                      INC.


                                      By:  /s/ John V. Howard, Jr.
                                           -------------------------------------
                                           Name: John V. Howard, Jr.
                                           Title: Senior Vice President


                                      BIG FLOWER DIGITAL LLC


                                      By:  BIG FLOWER DIGITAL SERVICES
                                      (DELAWARE), INC.


                                      By:  /s/ John V. Howard, Jr.
                                           -------------------------------------
                                           Name: John V. Howard, Jr.
                                           Title: Senior Vice President

                                      AGENTS:

                                      BANKERS TRUST COMPANY,
                                        as co-agent

                                      By:  /s/ Susan L. LeFevre
                                           -------------------------------------
                                           Name: Susan L. Lefevre
                                           Title: Director

                                      THE CHASE MANHATTAN BANK,
                                        as co-agent

                                      By:  /s/ Lauren Camp
                                           -------------------------------------
                                           Name: Lauren Camp
                                           Title:

                                      BANC OF AMERICA BRIDGE LLC,
                                        as co-agent

                                      By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                      LENDERS:

                                      BANKERS TRUST CORPORATION

                                      By:  /s/ Susan L. LeFevre
                                           -------------------------------------
                                           Name: Susan L. Lefevre
                                           Title: Director

                                      THE CHASE MANHATTAN BANK

                                      By:  /s/ Lauren Camp
                                           -------------------------------------
                                           Name: Lauren Camp
                                           Title:

                                      BANC OF AMERICA BRIDGE LLC

                                      By:  /s/ L.E. Wentz
                                           -------------------------------------
                                           Name: L.E. Wentz
                                           Title: Senior Vice President

                                      ARCHIMEDES FUNDING III, LTD.

                                      By:  ING Capital Advisors LLC,
                                         as Collateral Manager

                                      By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                      OAK HILL SECURITIES FUND II, L.P.

                                      By:  Oak Hill Securities GenPar II, L.P.,
                                         its General Partner

                                      By:  /s/ Scott D. Krase
                                           -------------------------------------
                                           Name: Scott D. Krase
                                           Title: Vice President

                                      D.K. ACQUISITION PARTNERS, L.P.

                                      By:  M.H. Davidson & Co.,
                                         its General Partner

                                      By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                      FRANKLIN FLOATING RATE TRUST

                                      By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                      TCW LEVERAGED INCOME TRUST, L.P.

                                      By:  TCW Advisers (Bermuda), Ltd.,
                                         as General Partner

                                      By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                      By:  Investment Management Company,
                                         as Investment Adviser

                                      By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                      TCW LEVERAGED INCOME TRUST II, L.P.

                                      By:  TCW Advisers (Bermuda), Ltd.,
                                         as General Partner

                                      By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                      By:  TCW Investment Management
                                         Company,
                                         as Investment Adviser

                                      By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                      FLEET CORPORATE FINANCE, INC.

                                      By:  /s/ Michael d. Browne
                                           -------------------------------------
                                           Name:  Michael D. Browne
                                           Title:  Senior Vice President

                                      MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                      INCOME STRATEGIES PORTFOLIO

                                      By:  Merrill Lynch Asset Management, L.P.,
                                         as Investment Advisor

                                      By:  /s/ Jamin Patel
                                           -------------------------------------
                                           Name:  Jamin Patel
                                           Title:  Authorized Signatory